EXHIBIT 32.2:  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

         In connection with the accompanying Annual Report on Form 10-K of Magna-Lab, Inc. for the year ended February 29, 2016, the undersigned hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)	such Annual Report on Form 10-K for the year ended February 29, 2016 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
the information contained in such Annual Report on Form 10-K for the year ended February 29, 2016 fairly presents, in all material respects, the financial condition and results of operations of Magna-Lab, Inc.

June 10, 2016	/s/ Kenneth C. Riscica
Name: Kenneth C. Riscica
Title: Treasurer, Secretary, principal financial officer

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